CHRYSLER FINANCIAL                              DISTRIBUTION DATE:     08-SEP-03
DaimlerChrysler Auto Trust 2003-A Monthly
Servicer's Certificate (HS)                                          PAGE 1 of 2
--------------------------------------------------------------------------------

  Payment Determination Statement Number                   1
  Distribution Date                                08-Sep-03

  DATES COVERED                            FROM AND INCLUDING   TO AND INCLUDING
  -------------                            ------------------   ----------------
       Collections Period                          01-Aug-03          31-Aug-03
       Accrual Period                              21-Aug-03          07-Sep-03
       30/360 Days                                        17
       Actual/360 Days                                    18


                                                 NUMBER OF
  COLLATERAL POOL BALANCE DATA                    ACCOUNTS        $ AMOUNT
  ----------------------------                   ---------        --------
  Pool Balance - Beginning of Period              113,847      1,910,004,660.84
  Collections of Installment Principal                            35,347,954.72
  Collections Attributable to Full Payoffs                        19,537,010.60
  Principal Amount of Repurchases                                          0.00
  Principal Amount of Gross Losses                                    42,242.45
                                                               -----------------

  Pool Balance - End of Period                    112,330      1,855,077,453.07
                                                               =================



  POOL STATISTICS                                                END OF PERIOD
  ---------------                                              -----------------

  Initial Pool Balance (Pool Balance
    at the Purchase Date)                                      1,910,004,660.84
  Pool Factor (Pool Balance as a Percent
    of Initial Pool Balance)                                             97.12%

  Ending O/C Amount                                              137,968,103.19
  Coverage Ratio (Ending Pool Balance as
    a Percent of Ending Securities)                                     108.03%

  Cumulative Net Losses                                               29,759.03
  Net Loss Ratio (3 mo. Weighted Avg.)                                 0.00000%
  Cumulative Recovery Ratio                                              29.55%
  60+ Days Delinquency Amount                                        260,271.67
  Delinquency Ratio (3 mo. Weighted Avg.)                              0.01400%

  Weighted Average APR                                                   5.524%
  Weighted Average Remaining Term (months)                                48.99
  Weighted Average Seasoning (months)                                     10.30

CHRYSLER FINANCIAL                              DISTRIBUTION DATE:     08-SEP-03
DAIMLERCHRYSLER AUTO TRUST 2003-A MONTHLY
SERVICER'S CERTIFICATE (HS)                                          PAGE 2 OF 2
--------------------------------------------------------------------------------


  CASH SOURCES
  ------------
       Collections of Installment
         Principal                         35,347,954.72
       Collections Attributable
         to Full Payoffs                   19,537,010.60
       Principal Amount of Repurchases              0.00    O/C RELEASE                  (Prospectus pg S16)
                                                            -----------
       Recoveries on Loss Accounts             12,483.42    Pool Balance                                         1,855,077,453.07
       Collections of Interest              7,932,715.62    Yield Supplement O/C Amount                            (76,870,945.81)
                                                                                                               -------------------
       Investment Earnings                     10,885.20    Adjusted Pool Balance                                1,778,206,507.26
       Reserve Account                      4,442,000.00
                                         ----------------
       TOTAL SOURCES                       67,283,049.56    Total Securities                                     1,717,109,349.88
                                         ================                                                      -------------------

                                                            Adjusted O/C Amount                                     61,097,157.38
  CASH USES
  ---------
       Servicer Fee                         1,591,670.55    O/C Release Threshold                                   66,682,744.02
       Note Interest                        1,558,728.89
       Reserve Fund                         4,442,000.00    O/C Release Period?          (A1 Notes Matured)        No
       O/C Release to Seller                        0.00
       Note Principal                      59,690,650.12    O/C Release                                                      0.00
                                         ----------------
       TOTAL CASH USES                     67,283,049.56
                                         ================


  ADMINISTRATIVE PAYMENT
  ----------------------
  Total Principal and Interest Sources     67,283,049.56
  Investment Earnings in Trust Account        (10,885.20)
  Daily Collections Remitted              (70,939,737.42)
  Cash Reserve in Trust Account            (4,442,000.00)
  Servicer Fee (withheld)                  (1,591,670.55)
  O/C Release to Seller                             0.00
                                         ----------------
       PAYMENT DUE TO/(FROM) TRUST
         ACCOUNT                           (9,701,243.61)
                                         ================


                                 Beginning            Ending          Principal    Principal per      Interest    Interest per
                                  Balance             Balance          Payment       $1000 Face        Payment     $1000 Face
                             -----------------   -------------------------------------------------------------------------------
  NOTES & CERTIFICATES
  --------------------
  Class A-1
    450,000,000 @ 1.10%        450,000,000.00      390,309,349.88    59,690,650.12   132.6458892      247,500.00    0.5500000
  Class A-2
    450,000,000 @ 1.52%        450,000,000.00      450,000,000.00             0.00     0.0000000      323,000.00    0.7177778
  Class A-3
    350,000,000 @ 2.12%        350,000,000.00      350,000,000.00             0.00     0.0000000      350,388.89    1.0011111
  Class A-4
    469,000,000 @ 2.88%        469,000,000.00      469,000,000.00             0.00     0.0000000      637,840.00    1.3600000
  Certificates                  57,800,000.00       57,800,000.00             0.00     0.0000000            0.00
                            -----------------    -----------------  --------------                 -------------
      Total Securities       1,776,800,000.00    1,717,109,349.88    59,690,650.12                  1,558,728.89
                            =================    =================  ==============                 =============

      * Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 18
               --

                                                                                                              Original


                                                                                                                450000000

                                                                                                                450000000

                                                                                                                350000000

                                                                                                                469000000
                                                                                                                 57800000
                                                                                                        ------------------
                                                                                                         1,776,800,000.00
                                                                                                        ==================